                                                                       Exhibit 4


----------                                                            ----------
  NUMBER                        TRANSCOMMUNITY                          SHARES
 TC                               BANKSHARES
----------                                                            ----------

COMMON STOCK                                                CUSIP  893548  10  7

          INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF VIRGINIA      SEE REVERSE FOR CERTAIN DEFINITIONS

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     THIS IS TO CERTIFY that




     is the owner of

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     FULLY PAID AND NON-ASSESSABLE SHARES, OF THE PAR VALUE OF $0.1 EACH, OF THE
COMMON STOCK OF TRANSCOMMUNITY BANKSHARES INCORPORATED transferable only on the books of the Company by the holder hereof in person or by duly authorized attorney upon surrender of this certificate properly endorsed. This certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.


     IN WITNESS WHEREOF, the Company has caused this certificate to be signed by its duly authorized officers and its corporate seal to be affixed hereto.


Dated:


               Secretary                 (SEAL)                 Chairman



                                       Countersigned and Registered:
                                        REGISTRAR AND TRANSFER COMPANY
                                       By                     Transfer Agent
                                                              and Registrar


                                                              Authorized Officer

                    TRANSCOMMUNITY BANKSHARES INCORPORATED



     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

TEN COM        -as tenants in common        UNIF GIFT MIN ACT - ................ Custodian................
                                                                     (Cust)                    (Minor

TEN ENT        -as tenants by the entireties                    under Uniform Gifts to Minors

JT TEN         -as joint tenants with right                     Act.......................................
               of survivorship and not as                                         (State)
               tenants in common

               Additional abbreviations may also be used though not in the above list.

     For value received, ............................................hereby sells, assigns and transfers unto

     PLEASE INSERT SOCIAL SECURITY OR OTHER
       IDENTIFYING NUMBER OF ASSIGNEE

-----------------------------

-----------------------------

 ................................................................................

 ................................................................................
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OF ASSIGNEE)

 ................................................................................

 ................................................................................

 .......................................................................shares of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint..............................................

 ........................................................................Attorney

to transfer the said stock on the books of the within named Company with full power of substitution in the premises.


Dated: .................


                                  NOTICE: ......................................
                                          THE SIGNATURE(S) OF THIS ASSIGNMENT
                                          MUST CORRESPOND WITH THE NAME(S) AS
                                          WRITTEN UPON THE FACE OF THE
                                          CERTIFICATE IN EVERY PARTICULAR,
                                          WITHOUT ALTERATION OR ENLARGEMENT OR
                                          ANY CHANGE WHATEVER.

                                       2